Exhibit 99.1 Pacific Premier Bancorp, Inc. Announces Approval of New Stock Repurchase Program IRVINE, Calif.--(BUSINESS WIRE)--Pacific Premier Bancorp, Inc. (Nasdaq: PPBI) (the “Company”), the holding company of Pacific Premier Bank, announced that its Board of Directors (the “Board”) has approved a new stock repurchase program (the “Program”), which authorizes the Company to repurchase up to 4,725,000 shares of its common stock, representing approximately 5% of the Company’s issued and outstanding shares or approximately $150 million. The Program replaces and supersedes the previous $100 million stock repurchase program approved by the Board in December 2019. The Company had not repurchased any shares of common stock under the previous stock repurchase program. The Company’s Chairman, President and CEO Steve Gardner said, “As we have gained better visibility into the health of the economy and the outlook for the Company, and our profitability continues to result in strong internal capital generation, this program further enhances our ability to efficiently manage capital while increasing total return to shareholders.” Under the new stock repurchase program, the Company may repurchase shares of common stock from time to time in open market transactions or in privately negotiated transactions as permitted under applicable rules and regulations. Repurchases may be conducted from time to time and may be suspended or terminated at any time without notice. The extent to which the Company repurchases its shares of common stock and the timing of such purchases will depend upon market conditions and other considerations as may be considered in the Company’s sole discretion. Repurchases may also be made pursuant to a trading plan under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so because of self-imposed trading blackout periods or other regulatory restrictions. About Pacific Premier Bancorp, Inc. Pacific Premier Bancorp, Inc. (Nasdaq: PPBI) is the parent company of Pacific Premier Bank, a California-based commercial bank focused on serving small, middle-market, and corporate businesses throughout the western United States in major metropolitan markets in California, Washington, Oregon, Arizona, and Nevada. Founded in 1983, Pacific Premier Bank has grown to become one of the largest banks in the western region of the United States, with approximately $20 billion in total assets. Pacific Premier Bank provides banking products and services, including deposit accounts, digital banking, and treasury management services, to businesses, professionals, entrepreneurs, real estate investors, and nonprofit organizations. Pacific Premier Bank also offers a wide array of loan products, such as commercial business loans, lines of credit, SBA loans, commercial real estate loans, agribusiness loans, franchise lending, home equity lines of credit, and construction loans. Pacific Premier Bank offers commercial escrow services and facilitates 1031 Exchange transactions through its Commerce Escrow division. Pacific Premier Bank offers clients IRA custodial services through its Pacific Premier Trust division, which has approximately $16 billion of assets under custody and approximately 44,000 client accounts comprised of self-directed investors, financial institutions, capital syndicators, and financial advisors. Additionally, Pacific Premier Bank provides nationwide customized banking solutions to Homeowners Associations and Property

Management companies. Pacific Premier Bank is an Equal Housing Lender and Member FDIC. For additional information about Pacific Premier Bancorp, Inc. and Pacific Premier Bank, visit our website: www.ppbi.com. Forward Looking Statements The statements contained herein that are not historical facts are forward-looking statements based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, stockholder value creation, tax rates and the impact of acquisitions we have made or may make. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. The Company cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, or implied or projected by, such forward-looking statements. The COVID-19 pandemic is adversely affecting us, our customers, counterparties, employees and third-party service providers, and given its ongoing and dynamic nature, the ultimate extent of the impacts on our business, financial position, results of operations, liquidity and prospects is uncertain. Continued deterioration in general business and economic conditions, including further increases in unemployment rates, or turbulence in domestic or global financial markets could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility, which could result in impairment to our goodwill in future periods. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID- 19, could affect us in substantial and unpredictable ways, including the potential adverse impact of loan modifications and payment deferrals implemented consistent with recent regulatory guidance. Other risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market and monetary fluctuations; the effect of acquisitions we have made or may make, such as the Opus Bank acquisition, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the impact of changes in financial services policies, laws and regulations, including those concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; the effectiveness of our risk management framework and quantitative models; changes in the level of our nonperforming assets and charge-offs; the expected discontinuation of LIBOR and uncertainty regarding potential alternative reference rates, including SOFR; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including ASU 2016-13 (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the CECL model, which has changed how we estimate credit losses and may further increase the required level of our allowance for credit losses in future periods; possible credit related impairments of securities held by us; possible impairment charges to goodwill; the impact of current governmental efforts to restructure the U.S. financial regulatory system, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; changes in consumer spending, borrowing and savings habits; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; our ability to attract deposits and other sources of liquidity; the possibility that we may reduce or discontinue the payments of dividends on our common stock; the possibility that we may discontinue our newly approved stock repurchase program or reduce or otherwise limit the level of repurchases of our common stock we may make from time to time pursuant to such program; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; public health crisis and pandemics, including the COVID-19 pandemic, and their effects on the economic and business environments in which we operate, including on our credit quality and business operations, as well as the impact on general economic and financial market conditions; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national or global level; unanticipated regulatory or legal proceedings; and our ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company's 2019 Annual Report on Form 10-K and quarterly report on Form 10- Q for the period ended March 31, 2020, June 30, 2020 and September 30, 2020 filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). The Company undertakes no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Pacific Premier Bancorp, Inc. Steven R. Gardner Chairman, President and Chief Executive Officer 949-864-8000 Brett Villaume SVP, Director of Investor Relations 949-553-9042